27



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14a
                                 (Rule 14a-101)
                             SCHDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                       The Securities Exchange Act of 1934


                             Filed by the Registrant  X
                       X   Preliminary Proxy Statement
                                 BLUETORCH, INC.
                 ______________________________________________

                (Name of Registrant as Specified in its Charter)

               Payment of filing fee (check the appropriate box):

                                X  No fee required.










                                 BLUETORCH, INC.
                              A Nevada Corporation

                                EXECUTIVE OFFICES
                         12607 Hidden Creek Way, Suite S
                           Cerritos, California  90703
                                 (562) 623-4040


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON JULY 30, 2004 AT 3:00 P.M.


                     TO THE STOCKHOLDERS OF BLUETORCH, INC.

     The Annual Meeting of Stockholders (the "Meeting") of Bluetorch, Inc., a Nevada Corporation (the "Company"), will be held at the Marriott Hotel, 13111 Sycamore Drive, Norwalk, California 90650 on July 30, 2004, at 3:00 P.M., local time, to consider - and vote on the following proposals:

                               PURPOSE OF MEETING

     1) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     2) To ratify the Company's Bluetorch, Inc. 2004 Non-Qualified Stock Option Plan (the "2004 Stock Option Plan") and to reserve up to 25,000,000 shares of the Company's Common Stock for issuance under the Option Plan.

     3) To ratify the appointment of independent public accountants for the Company for the year ending December 31, 2004.

     4) To ratify the adoption of a resolution by the Company's Board of Directors which allows the Company to issue shares of common stock at below net asset value.

     5) To transact such other business as may properly come before the Meeting and any adjournments thereof.






ONLY  STOCKHOLDERS  OF  RECORD  AT  THE  CLOSE OF BUSINESS ON JUNE 23, 2004 (THE
"RECORD  DATE")  ARE  ENTITLED  TO  NOTICE  OF  AND  TO  VOTE  AT  THE  MEETING.

PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO SCOTT BATTENBURG AT 12607 HIDDEN CREEK WAY, SUITE S, CERRITOS, CALIFORNIA 90703 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                   BLUETORCH,  INC.


                                   By:  /S/  Bruce  Macgregor
                                        -----------------------------

                                         Bruce  MacGregor
                                         President


Cerritos,  California
Dated:  June  30,  2004

























                                 BLUETORCH, INC.
                              A Nevada Corporation

                                EXECUTIVE OFFICES
                         12607 Hidden Creek Way, Suite S
                           Cerritos, California  90703
                                 (562) 623-4040


                                 PROXY STATEMENT

     This proxy statement is furnished to the stockholders of Bluetorch, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at Marriott Hotel, 13111 Sycamore Drive, Norwalk, California 90650 on July 30, 2004 at 3:00 p.m., local time.

     The  Meeting  will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

     1) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     2) To ratify the Company's Bluetorch, Inc. 2004 Non-Qualified Stock Option Plan (the "2004 Stock Option Plan") and to reserve up to 25,000,000 shares of the Company's Common Stock for issuance under the Option Plan.

     3) To ratify the appointment of independent public accountants for the Company for the year ending December 31, 2004.

     4) To ratify the adoption of a resolution by the Company's Board of Directors which allows the Company to issue shares of common stock at below net asset value.

     5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

The list of all stockholders of record on June 23, 2004, will be available at the Meeting and at the offices of the Company at 12607 Hidden Creek Way, Suite S, Cerritos, California 90703, (562) 623-4040.






                           INCORPORATION BY REFERENCE

     Bluetorch, Inc., a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

     Portions of the Company's Annual Report on Form 10-K filed on April 14, 2004 are incorporated by reference in this Proxy Statement.

As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy Statement.

     1.  Appendix  A  -  2004  Stock  Option  Plan


     Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-K, for the year ended December 31, 2003, to any stockholder of record or any stockholder who owned Common stock listed in the name of a bank or broker, as nominee, at the close of business on June 23, 2004.

     Requests should be addressed to the Company, to the attention of Bluetorch, Inc., Bruce MacGregor, President, 12607 Hidden Creek Way, Suite S, Cerritos, California 90703, (562) 623-4040.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:



     Only stockholders of record at the close of business on June 23, 2004 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of June 23, 2004, the Company had issued and outstanding ______________________ shares of Common Stock of record.

REVOCABILITY  OF  PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATGER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING  AND  SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     Shares representing more than 50% of the voting power of the shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

     The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

     The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

     Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

     This Proxy Statement and the form of proxy were just mailed to stockholders on or about June 30, 2004.

DEADLINE  FOR  RECEIPT  OF  STOCKHOLDER  PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 2005, must be received by the Company no later than July 31, 2005, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject tot heir prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

     The following sets forth certain biographical information concerning the following persons, whom have been nominated by the Board of Directors to be directors of the Company:

BRUCE  MACGREGOR:  PRESIDENT/CEO
--------------------------------
Mr. MacGregor, age 45, brings over 20 years of sporting goods experience in both the apparel/footwear and action sports segments including both high growth and start-up entities. Mr. MacGregor's experience includes Avia where as part of the original management team (VP of Marketing) he helped grow the brand from $3.0 million in revenue to $200 million within five years. As President/COO of L.A. Gear, he is credited with restructuring the company to allow for the successful sale of the business. At Razor USA LLC, Mr. MacGregor, as COO, led the scooter company from $15 million to $200 million in revenue.


SHANE  H.  TRAVELLER:  DIRECTOR
-------------------------------
Mr. Traveller, age 37, brings an extensive background in service to public companies both as an independent auditor, then later as an officer and director. He is a licensed CPA and sits on the board of directors of three public companies where he serves as chairman of the audit committee. From 1998 through 2001, Mr. Traveller served the Chief Financial Officer of Trimedyne, Inc., a NASDAQ NMS-listed medical device company. In 2002, he was named President and COO where he oversaw all operations, product development and manufacturing in addition to financial reporting, investor relations, and information systems for all aspects of the company. During his tenure, sales increased 33%, productivity increased 45%, staffing decreased 42% and the company achieved cash flow break even for the first time in ten years. Mr. Traveller left Trimedyne to become President of Javelin Holdings, Inc., a corporate finance and consulting company, a position he still enjoys. With a company he co-founded prior to joining Trimedyne, Mr. Traveller established supply channels in Eastern Europe, negotiated a letter of intent and subsequently joint venture agreement with a Russian supplier, and oversaw the market release of five new products. He raised seed capital and set up the production facility, and internal accounting controls. As a consultant and independent auditor, Mr. Traveller has been closely involved in the development and implementation of internal controls, management staff, preparation and filing of countless financial statements and SEC filings. He has led clients through IPOs and secondary offerings, private-placements, mergers and acquisitions. Mr. Traveller is a graduate of Brigham Young University, where he has a degree in Accounting.

READ  WORTH:  DIRECTOR
----------------------
Mr. Read Worth, age 48, comes to the Company from RLX Polo Sport where he served as Senior Vice President/GMM. Mr. Worth brings over 15 years of apparel merchandising experience to AAPG. This includes time with such venerable brand as Nike, Patagonia and Polo. Mr. Worth also spent three years as Senior Vice President at Champs (Foot Locker division) where he built their private label business from zero to $485 Million.

COMMITTEES

Each member of the Board of Directors other than Bruce MacGregor, President and CEO, also serves on the Audit Committee of the Board of Directors. The Audit Committee recommends the engagement of the Company's independent accountants. In addition, the Audit Committee reviews comments made by the independent accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent accounts. (The Audit Committee operates under a written charter.)

Shane H. Traveller has been designated as the "Audit Committee" financial expert as that term is defined in Item 401 (h)(2) of Regulation S-K.

The Company does not have any employment contracts with its officers or its employee director. The Company does not have a compensation committee or a nominating committee because of the Company's size, revenues and number of employees.

On June 15, 2004, the Company's Board of Directors approved the dismissal of Stonefield Josephson, Inc. ("Stonefield") as the independent auditors for the Company, effective immediately. Stonefield's reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Stonefield's opinion in its report on the Company's financial statements for last two years ended December 31, 2003 and 2002 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going conern.

Further, there have not been any disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.

This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent auditors, and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal year ended December 31, 2003. Messrs. Worth and Traveller served on the Audit Committee for the fiscal year ended December 31, 2003. None of Messrs. Worth and Traveller are officers or employees of the Company, and aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

The Audit Committee has reviewed the audited balance sheets of the Company as of December 31, 2003 and 2002, and the audited statements of operations, stockholders' equity and cash flows for each of the two years ended December 31, 2003, and has discussed them with both management and Stonefield, the then independent auditors of the Company. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Stonefield, the then independent auditors of the Company, that firms' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company'[s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission on April 14, 2004, as amended.

Respectfully  submitted  by  the  Audit  Committee  this 15th  day of June 2004:

Shane  H.  Traveller
Read  Worth






                             EXECUTIVE COMPENSATION


SUMMARY  COMPENSATION  TABLE

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the fiscal years 2002 and 2003. The following table provides summary information for the years 2002 and 2003 concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officers.






Name and Principal Position  Year  Salary (US$)   Bonus ($)  Other Comp
---------------------------  ----  -------------  ---------  ----------
Bruce MacGregor . . . . . .  2003  $      91,100     NONE        NONE
President

Bruce MacGregor . . . . . .  2002  $      58,000     NONE        NONE






OPTION/SAR  GRANTS

     No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended December 31, 2003.

NON-QUALIFIED  OPTION  PLAN

     On June 15, 2004, the Company adopted the Company's 2004 Non-Qualified Stock Option Plan for key employees, officers, directors and consultants, and reserved up to 25,000,000 options to be granted thereunder. The option exercise price is not less than 100% of the current market value on the date granted; granted options vest at such times as is determined by the Board of Directors.

     No options may be exercised more than ten (10) years after grant, options are not transferable (other than at death), and in the event of complete termination "for cause" (other than death or disability) all "unvested" options automatically terminate. If employment is terminated other than for cause, outstanding options may be exercised until the end of their term provided the optionee had six months of continuous employment with the Company from the date of option grant. In the event of death, the option may be exercised up to its date of expiration or within one year of death, whichever is the longer period.



TEMINATION  OF  EMPLOYMENT  AND  CHANGE  OF  CONTROL  AGREEMENTS

     The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.


AUDIT  COMMITTEE

     The  Board's  Audit  Committee  consists of Shane Traveller and Read Worth.


COMPENSATION  OF  DIRECTORS

     The Company currently compensate its Directors at the rate of $1,500.00 per month in the case of Shane Traveller and $300.00 per month in the case of Read Worth.


COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended December 31, 2003.








                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table reflects, as of June 23, 2004, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each Named Executive (See "Compensation of Executive Officer and Directors"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group as of June 23, 2004.





CLASS OF STOCK                    NAME AND ADDRESS OF     NUMBER OF SHARES     PERCENT OF CLASS
                                  BENEFICIAL OWNER        BENEFICIALLY OWNED                 (1)
                                                                          (1)
Executive Officers and Directors

Common Stock . . . . . . . . . .  Bruce MacGregor                 16,585,718               7.30%
                                  12607 Hidden Creek Way
                                  Suite A
                                  Cerritos, Ca. 90703


Common Stock . . . . . . . . . .  Read Worth                         582,143        Less than 1%
                                  12607 Hidden Creek Way
                                  Suite A
                                  Cerritos, Ca. 90703


Common Stock . . . . . . . . . .  Scott Battenburg                    66,250        Less than 1%
                                  12607 Hidden Creek Way
                                  Suite A
                                  Cerritos, Ca. 90703


Common Stock . . . . . . . . . .  Shane H. Traveller                     -0-                -0-
                                  12607 Hidden Creek Way
                                  Suite A
                                  Cerritos, Ca. 90703





ALL  EXECUTIVE  OFFICERS  &  DIRECTORS  AS  A  GROUP     17,224,111


     (1) The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.




                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL  1.      ELECTION  OF  DIRECTORS.

     Three (3) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the three (3) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

     In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The Board of Directors met or adopted actions by unanimous written consent approximately fifteen (15) times during the year ended December 31, 2003.

     The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

     The affirmative vote of a majority of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR

     The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                    Bruce  MacGregor
                    Shane  H.  Traveller
                    Read  Worth









THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THIS  PROPOSAL

PROPOSAL  2.     APPROVAL  OF  2004  NON-QUALIFIED  STOCK  OPTION  PLAN

General

     The Board of Directors adopted the Non-Qualified Stock Option Plan, effective as of June 15, 2004, and is now asking the stockholders to ratify the Plan.

     The following description of the Non-Qualified Stock Option Plan is a summary of the principal provisions of the Non-Qualified Stock Option Plan and is qualified in its entirety by reference to the Non-Qualified Stock Option Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

2004  NON-QUALIFIED  STOCK  OPTION  PLAN

     PURPOSE OF THE PLAN. The purpose of the 2004 Non-Qualified Stock Option Plan (the "Plan") is to enable the Company to attract, retain, and motivate the employees, officers, directors, consultants and advisers of the Company and to create a long-term mutuality of interest between such persons and the Company's stockholders by granting options to purchase Common Stock ("Options").

     ADMINISTRATION. The 2004 Stock Option Plan will be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board. The Committee is intended to consist of two or more directors. If no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board. The Committee has full authority to interpret the Plan and decide any questions under the Plan and to make such rules and regulations and establish such processes for administration of the Plan as it deems appropriate subject to the provisions of the Plan.

     AVAILABLE SHARES. The Plan authorizes the issuance of up to 5,000,000 shares of Common Stock upon the exercise of non-qualified stock options granted to employees, officers, directors, consultants and advisers of the Company. In general, if Options are for any reason canceled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options.

     The Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

     ELIGIBILITY.     All  employees,  officers,  directors,  consultants  and
advisers of the Company, except non-employee directors, are eligible to be granted Options under the Plan.

     The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be not less than 100% of the current market value of such Shares at the time of grant.

     VESTING OF OPTIONS. 25% of the Options granted under the Plan vest immediately upon grant and become exercisable upon six months' continuous service. The remainder of the Options vest 25% each year thereafter commencing on the date of employment or consultancy.

     Options that are exercisable upon an optionee's termination for any reason except death, cause (as defined in the Plan), prior to the complete exercise of an Option (or deemed exercise thereof), will remain exercisable following such termination until the remaining term of the Option.

     Options that are exercisable upon an optionee's termination for death will remain exercisable by the optionee's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the later of (i) the first anniversary of the optionee's death or (ii) the remaining term of the Option. Options that are exercisable upon an optionee's termination for cause are terminated on the date the optionee is terminated.

     AMENDMENTS. The Board of Directors may amend the Plan as it may deem advisable, except that the Board of Directors may not, without further approval of the stockholders of the Company, (a) increase the total number of shares which may be made the subject of Options granted under the Plan, either in the aggregate or to any individual Employee, except as provided herein; (b) change the manner of determining the Option Price set forth herein; (c) extend the maximum period during which Options may be granted or exercised; or (d) change the criteria for determining eligibility under the Plan. Notwithstanding the foregoing, neither the Board of Directors nor the Committee may amend, without the consent of the Optionee, the terms of any Option in any manner which would adversely affect any such previously granted Option. The Board of Directors may, in its discretion, terminate this Plan at any time. Termination of the Plan does not affect the rights of Optionees or their Successors under any Options outstanding and not exercised in full on the date of termination.

     U.S. FEDERAL INCOME TAX CONSEQUENCES. The following discussion of the principal U.S. federal income tax consequences with respect to Options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxes on a residence basis in a foreign country.

     In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price, but such amount will not be subject to federal wage withholding or employment taxes. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

     The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) or 421 of the Code.


VOTE  REQUIRED;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     Ratification of the 2004 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.


THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THIS  PROPOSAL


PROPOSAL     3.     RATIFICATION  OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANT.


     The Board of Directors of the Company has appointed the accounting firm of Squar, Milner, Reehl & Williamson, LLP as independent certified public accountants for the Company for the year ending December 31, 2004, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

     (a) Audit Fees: For the fiscal year ended December 31, 2003, Stonefield Josephson, Inc., the Company's former auditors, billed the Company $40,397.00 for the audit of the Company's annual financial statements for the year then ended. Pre-filng reviews were conducted by the auditors for all Form(s) 10-Q for that fiscal year.

     (b)  Audit-Related Fees: NONE

     (c)  Tax Fees: NONE

     (d)     All  Other  Fees:     NONE

     (e) A representative of Squar, Milner, Reehl & Williamson LLP is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company the Board of Directors will review its selection.








VOTE  REQUIRED;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     Approval of the appointment of Squar, Milner, Reehl & Williamson LLP, independent certified public accountants for the Company for the year ending December 31, 2004, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.


                                  OTHER MATTERS

PROPOSAL 4.     To ratify the adoption of a resolution by the Company's Board of
Directors which allows the Company to issue shares of common stock at below net asset value.

APPROVE THE COMPANY'S SALE OF COMMON STOCK AT PRICES BELOW NET ASSET VALUE PER SHARE

     The Company's Board of Directors has unanimously adopted a resolution authorizing the Company to sell its common stock at prices below net asset value. The Board of Directors believes that this is in the Company's best interest as it may be necessary, at some point in the future, to sell stock below its net asset value in order to raise capital for acquisitions or to finance operations. Shareholder approval is being sought to allow the Company to sell stock in the event the stock price falls below the net asset value per share.

     There is not immediate effect of this action. The Company's stock price is presently trading significantly higher that the Company's net asset value (calculated as total assets less total liabilities), and the Company has no immediate plans to sell stock at prices below net asset value. In the event the Company's net asset value per share should increase such that the stock price of the Company is less than or equal to the net asset value, the Board of Directors would be authorized to sell stock at a price below net asset value per share. If such action were taken, the result would be immediate dilution to existing shareholders and the possible further erosion on the net asset value per share.

VOTE  REQUIRED;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     Approval of the resolution of the Board of Directors allowing the issuance of shares below net asset value requires the affirmative vote of a majority of the combined Votes Cast.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE "FOR" THE APPROVAL OF THE
RESOLUTION OF THE BOARD OF DIRECTORS ALLOWING THE ISSUANCE OF SHARES BELOW NET ASSET VALUE.

     No Dissenters Rights: The holders of the Company's common stock are not entitle to dissenters' rights in connection with any of the matters to be acted upon at the annual meeting. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.



     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                              By  Order  of  the  Board  of  Directors  of

                              BLUETORCH,  INC.



                              By:  /s/     Bruce  MacGregor
                                    ------------------------------------------

                                   Bruce  MacGregor
                                   Chief  Executive  Officer


Cerritos,  California
Dated:  June  30,  2004


























                                 BLUETORCH, INC.
                         NON-QUALIFIED STOCK OPTION PLAN




1.     DEFINITIONS

     (A) "Employee" shall mean a key person employed by Bluetorch, Inc. (hereinafter the "Company) as an "Employee" or as an "Independent Consultant", on a full or part time basis, (including a director or officer), or a subsidiary on a full time or part time basis, at the time of a grant and who is compensated for such employment or services.

     (B) "Fair Market Value" shall mean the last sales price of the Common Stock on any Exchange or in any market in which it trades, or if it does not trade, at its estimated fair market value as set by the Board of Directors on the date of grant of an Option.

     (C) The "Company" shall mean Bluetorch, Inc., a corporation organized and existing under the laws of the State of Nevada, and any successor, or successors thereto.

     (D) "Option" shall mean a right to purchase shares of Common Stock granted by the Company pursuant to the Plan.

     (E) "Optionee" shall mean an eligible person, as described herein, to whom an Option is granted pursuant to the Plan.

     (F) "Option Price" shall mean the per share price to be paid for the shares of Common Stock being purchased pursuant to this Stock Option Agreement.

     (G) "Option Period" shall mean the period from the date of grant of an Option to the date which such Option may no longer be exercised. Nothing in this Plan shall be construed to extend the termination date of any Option Period beyond the termination date of such Option Period set for the in the Stock Option Agreement.

     (H) "Plan" shall mean Bluetorch, Inc. 2004 Non-Qualified Stock Option Plan, as amended from time to time.

     (I) "Stock Option Agreement" shall mean the written agreement between the Company and the Optionee confirming the grant of the Option and setting forth the terms and conditions upon which it may be exercised.

     (J) "Subsidiary" shall mean any corporation in which the Company owns directly or indirectly through Subsidiaries, at least 50% of the total combined voting power of all classes of stock.




2.     PURPOSES

The purposes of the Plan are to promote the growth and profitability of the Company and its Subsidiaries by enabling the Company to attract and retain the best available personnel for positions of substantial responsibility, and to provide Employees with an opportunity for investment in the Common Stock and to give them an additional incentive to increase their efforts on behalf of the Company and its Subsidiaries.

3.     EFFECTIVE  DATE  AND  TERMINATION

The effective date of the Plan is June 15, 2004, the date on which the Plan was made effective by the Board of Directors. No Options may be granted under the Plan after June 15, 2014.

4.     ADMINISTRATION

The Plan shall be administered by the Committee, which shall consist of not less than two directors of the Company. Committee members shall be appointed by the Board of Directors, shall serve at the Pleasure of the Board of Directors and any vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors. A majority of the Committee shall constitute a quorum at any meeting thereof and the Acts of a majority of members present at any meeting of the Committee at which a quorum is present, or acts unanimously approved in writing by the entire Committee, shall be the acts of the Committee. The Board of Directors shall appoint the Chairman of the Committee.

The Committee shall have a plenary authority in its discretion, but subject to the express provisions of the Plan:

     (a) To determine which of the eligible Employees of the Company and its Subsidiaries shall be granted Option s and the number to be granted to each. In making such determination, the Committee shall consider the position and responsibilities of the Employees being considered, the nature and value to the Company or a Subsidiary of his services and accomplishments, his present and potential contribution to the success of the Company or a Subsidiary and such other factors as the Committee may deem relevant;

     (b)  To  determine  the  dates  of  grant  of  Options;

     (c) To prescribe the form of the instruments evidencing the Options granted under the Plan (which forms need not be identical and may be evidenced by a single instrument);

     (d) To adopt, amend, and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings; and

     (e) To decide all questions and settle all controversies and disputes of general applicability which may arise in connection with the Plan.


All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons. The Committee may designate any officers or other employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute instruments evidencing options or other documents on behalf of the Committee.

The Committee may , in its discretion and with the consent of Optionee, adjust or reduce the Option Price for shares of Common Stock subject to such Optionee's Option, whether by way of cancellation of an outstanding Option and the substitution therefore of a new Option at a lower Option Price, or by modification, extension or renewal of the outstanding Option. The Committee may grant to an Optionee an additional option exercisable at an Option Price lower than the Option Price called for by the outstanding Option.

5.     ELIGIBILITY

Options  may  be  granted  (only  to  Employees  and  Consultants.)

6.     NUMBER  OF  SHARES  SUBJECT  TO  OPTION

Under the Plan, the maximum number and kind of shares as to which options may be granted, subject to adjustment in accordance with the provisions of this Agreement, is 5,000,000 shares of Common Stock. The Common Stock to be offered under the Plan may be either authorized and unissued shares or issued shares. The Board of Directors has reserved for the purpose of the Plan a total of 5,000,000 of the authorized shares of Common Stock, subject to adjustment in accordance with this Agreement. If any shares as to which an Option granted under the Plan shall remain unexercised at the expiration thereof or if the Option shall be terminated unexercised, such shares may be the subject of the grant of a further Option or Options.

7.     TERM  OF  OPTIONS

The grant of each Option shall be confirmed by Stock Option Agreement (in the form prescribed by the Committee) which shall be executed by the Company and delivered to the Optionee as promptly as practicable after such grant. Each such agreement shall expressly state or incorporate by reference the provisions of this Plan.

A.     Option  Price:

The Option Price shall be determined by the Committee at the time the Option is granted, subject to adjustment; provided, however, that in no event shall the Option Price be less than the per share par or stated value of the Common Stock on the date of the grant, nor shall it be less than 100% of the current market value of the underlying shares on the date of grant.







B.     Option  Periods:

     The term of each Option granted under this Plan shall be for such period as the Committee shall determine, but not more than ten years from the date of adoption of this Plan and subject to earlier termination as hereinafter provided herein.

C.     Exercise  of  Options:

     Each Option granted under this Plan shall be exercisable on such date or dates during the Option Period for such number of shares of Common Stock as shall be determined by the Committee as evidenced by the provisions of the Stock Option Agreement evidencing such Option, subject, however, to the provisions of this Agreement.

               (1) An Option may be exercised by the Optionee or a Successor only by written notice to the Company specifying the extent to which such Option is to be exercised.

               (2) The Committee in its discretion may, at any time prior to the date of exercise of an Option, determine whether the Option Price of some or all of the shares subject to the Option shall, (a) be paid in full in cash or by check at the time of exercise, or (b) subject to any applicable restrictions imposed by law, be paid in such installments, and upon such terms and conditions, including provision for securing the payment of the same, as the - Committee, in its discretion, shall provide. In no event, however, shall the Committee provide for the installment payment of any Option Price unless at the time of exercise of the Option to which such Option Price relates the Optionee pays in cash or by certified or official bank check an amount equal to not less than the aggregate par or stated value of the shares being acquired.

               (3) As soon as practicable after receipt by the Company of notice of exercise and of payment, as required by this Agreement, the Option Price for all shares with respect to which an Option has been exercised, a certificate or certificates representing such shares shall be registered in the name or names of the Optionee or his Successor and shall be delivered to the Optionee or his Successor at the Optionee's address as it appears in the payroll records of the Company or its Subsidiary or such other address as may be designated by the Optionee.











D.     Vesting  of  Options:

The  Options  shall  vest  as  follows:
(1)  25%  of  the  Option  shall  vest immediately upon the granting thereof;
(2) The remaining Options shall vest 25% each year, commencing on the date of employment or consultancy.

E.     Termination  of  Employment  or  Consulting  Agreement:

          The effect of termination of an optionee's employment or consulting arrangement with the Company or a Subsidiary shall be as follows:

(1)     Termination  Other  Than  for  Cause.

     If the employment or consulting arrangement of an Optionee is terminated other than for cause (as hereinafter define), any outstanding Option held by such Optionee may be exercised at any time prior to the expiration of the Option, provided that such Optionee shall have been an Employee or Consultant for a continuous period of 6 months from the date of grant of the Option and any such Option shall only be exercisable to the extent exercisable on the date the relevant employment or consulting arrangement shall have terminated.

(2)     Death.

     If an Optionee shall die while he is an Employee or Consultant, any outstanding Option may be exercised to the extent exercisable on the date of death, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall have failed to make testamentary disposition of such Option or shall have died intestate, by the Optionee's legal representative or representatives, in either case at any time prior to the expiration date of the Option or within one year of the date of the Optionee's death, whichever shall be the longer period, provided that such Optionee, at the time of death, shall have been an Employee or Consultant for a continuous period of 6 months from the date of grant of the Option. Such person, persons, representative or representatives are hereinbefore and hereinafter referred to as the

(3)     Termination  for  Cause.

     If the employment or consulting arrangement of an individual holding an Option shall be terminated for Cause, his right under any then outstanding Option shall terminate at the time of such termination of employment or consulting arrangement.



(4)     Cause.

     As used herein, in the case of any Employee or Consultant not subject to a written employment or consulting agreement, "Cause" shall mean any willful or intentional act having the effect of injuring the reputation, business or business relationships or the Company, or any of its Subsidiaries, or any repeated or continuous failure, neglect or refusal to perform in a satisfactory manner duties assigned to such Employee. In the case of an Employee or Consultant subject to a written employment or consulting agreement, "Cause" shall mean any action giving the Company the right to terminate such person's employment or consulting agreement for cause.


F.     Non-Transferability  of  Option:

     Each Option granted under the Plan shall, by its terms, be nontransferable except by will or the laws of descent and distribution, and each Option shall be exercisable during the holder's lifetime only by him.

G.     Agreement  to  Continue  Employment:

     The granting of an Option shall not be construed as conferring upon any holder the right to remain in the employ of the Company or any "Subsidiary".

H.     Other  Terms.

     Options granted pursuant to the Plan shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee.

8.     ADJUSTMENTS

If there is any change in the Common Stock by reason of the declaration of a stock dividend or a subdivision, combination or reclassification of shares, the number of shares available for the grant of options and the number of shares subject to outstanding options will be appropriately adjusted by the Committee. If there is any change in the Common Stock by reason of any reorganization, liquidation, merger, consolidation or sale of assets of the Company, each Option shall be converted into an Option for the same number and kind of Common Stock or other property as the Optionee would have been entitle to receive had he exercised his Option immediately prior to the record date of the meeting of stockholders called to consider such event. The exercise price of the Option will be appropriately adjusted so that the total consideration upon exercise of the Option will remain constant. No adjustment provided for in this Section shall require the Company to sell or issue a fractional share of Common Stock, and the total substitution or adjustment with respect to each outstanding Option shall be limited accordingly.


Upon any adjustment made pursuant to this Section, the Company will, upon request, deliver to the Optionee, or his Successor or Successors, a certificate of the Company's Secretary or an Assistant Secretary setting forth the Option Price thereafter in effect and the number and kind of shares, other securities or other property thereafter purchasable on the exercise of such Option.








                                 REVOCABLE PROXY

                                 BLUETORCH, INC.

                  Proxy for the Annual Meeting of Stockholders

                            To be held July 30, 2004

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Battenburg, proxy, with full power of substitution, to vote all shares of stock of Bluetorch, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, July 30, 2004, at 3:00 p.m., local time, at the Company's offices located at Marriott Hotel, 13111 Sycamore Drive, Norwalk, California 90650, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 30, 2004, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4

                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]

1. To elect three (3) members to the Board of Directors for the specified term or until his successor is elected and qualified:
                         Bruce  MacGregor
                         Shane  H.  Traveller
                         Read  Worth
                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]


2. To ratify the Company's 2004 Non-Qualified Stock Option Plan and to reserve up to 5,000,000 shares of common stock for issuance under the Plan.
                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]

3. To ratify the appointment of independent public accountants for the Company for the year ending December 31, 2004.
                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]


4. To ratify the adoption of a resolution by the Company's Board of Directors which allows the Company to issue shares below net asset value.
                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]

5. To transact such other business as may properly come before the meeting or any adjournments thereof.
                               FOR AGAINST ABSTAIN
                       [  ]            [  ]              [  ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

                       ___________________________________
                                    Signature

                       ___________________________________
                                      Date



[  ]  MARK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  MEETING

[  ]  MARK  HERE  FOR  ADDRESS  CHANGE  AND  NOTE  BELOW




                                  END OF FILING